                                                                 EXHIBIT 99.CERT


                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002


         I, Edward J. Baran, President of Plan Investment Fund, Inc. certify that:

         1. I have reviewed this report on Form N-CSR of Plan Investment Fund, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


By:  /s/ Edward J. Baran
     ---------------------------------
     Edward J. Baran, President
     (principal executive officer) of
     Plan Investment Fund, Inc.

Date: February 28, 2003


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         I, Edward J. Baran, President of Plan Investment Fund, Inc., certify that:

         1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:  /s/ Edward J. Baran
     ---------------------------------
     Edward J. Baran, President
     (chief executive officer) of
     Plan Investment Fund, Inc.


Date: February 28, 2003

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002


         I, Dale E. Palka, Treasurer of Plan Investment Fund, Inc. certify that:

         1. I have reviewed this report on Form N-CSR of Plan Investment Fund, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



By:  /s/ Dale E. Palka
     ----------------------------------
     Dale E. Palka, Treasurer
     (principal financial officer) of
     Plan Investment Fund, Inc.


Date: February 28, 2003


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         I, Dale E. Palka, Treasurer of Plan Investment Fund, certify that:

         1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:  /s/ Dale E. Palka
     ----------------------------------
     Dale E. Palka, Treasurer
     (chief financial officer) of
     Plan Investment Fund, Inc.

Date:  February 28, 2003